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                                Exhibit 10.10F

                               Third Amendment of
                   RTNT Right of First Refusal Agreement and
                          RTNT Call Purchase Agreement


     This Thrird Amendment of RTNT Right of First Refusal Agreement and RTNT Call Purchase Agreement is made and entered into by RTNT, Inc., a Texas Corporation ("RTNT') and Southwest Water Company, Inc., a Delaware Corporation ("SWWC") to be effective the 31st day of March 1999.

                                    RECITALS

     WHEREAS, SWWC and RTNT have previously entered into an RTNT Right of First Refusal Agreement and RTNT Call Purchase Agreement ("RTNT Call Agreement") which was executed as of May 23, 1996; and

     WHEREAS this RTNT Call Agreement placed certain restrictions on stock in Windermere Utility Co., Inc. ("WUC") held by SWWC; and

     WHEREAS SWWC AND RTNT have previously entered into a "First Amendment of RTNT Right of First Refusal Agreement and RTNT Call purchase Agreement" ("RTNT First Amendment") which was effective the 22nd day of May 1998; and

     WHEREAS SWWC AND RTNT have previously entered into a "Second Amendment of RTNT Right of First Refusal Agreement and RTNT Call purchase Agreement" ("RTNT Second Amendment") which was effective the 30th day of December 1998; and

     WHEREAS this RTNT Call Agreement, RTNT First Amendment, and RTNT Second Amendment gave RTNT certain rights to the WUC stock held by SWWC; and

     WHEREAS the RTNT Call Agreement, RTNT First Amendment, and RTNT Second Amendment had certain time periods in which the rights of RTNT were exercisable; and

     WHEREAS SWWC and RTNT also entered into a "SWWC Right of First Refusal and SWWC Call Purchase Agreement" ("SWWC Call Agreement"); and

     WHEREAS SWWC AND RTNT also entered into a "First Amendment of SWWC Right of First Refusal Agreement and SWWC Call purchase Agreement" ("SWWC First Amendment"); and
     WHEREAS SWWC AND RTNT also entered into a "Second Amendment of SWWC Right of First Refusal Agreement and SWWC Call purchase Agreement" ("SWWC Second Amendment"); and

     WHEREAS SWWC and RTNT are simultaneously herewith entering into the "Third Amendment of SWWC Right of First Refusal Agreement and SWWC Call Purchase Agreement" ("SWWC Third Amendment"); and

     WHEREAS the parties hereto being the parties to the SWWC Call Agreement, the SWWC First Amendment, the SWWC Second Amendment, the SWWC third Amendment, the

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RTNT Call Agreement, the RTNT First Amendment, and the RTNT Second Amendment for
various reasons wish to extend all the time periods for the exercise of the various rights of RTNT under the RTNT Call Agreement, the RTNT First Amendment, and the RTNT Second Amendment; and

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and ten dollars ($10.00) and other good and valuable consideration hereinafter set forth and for other good and valuable consideration including but not limited to the promises of the parties, the parties hereby agree as follows:

1.   (a)   The first sentence of Paragraph 1 of the RTNT Call Agreement which is entitled "Restriction on SWWC Stock" shall be amended to read as follows:

     "SWWC shall not sell, transfer, assign, or otherwise dispose of the SWWC WUC stock or any portion thereof to any person or entity for period ending on September 30, 1999 plus the period of closing which may be required pursuant to this RTNT Call Agreement for RTNT to close the purchase of thc SWWC WUC stock upon which it exercises its right to purchase within said period ending on September 30,. 1999."

     (b) The last sentence of Paragraph 1 of the RTNT Call Agreement which Is entitled "Restriction on SWWC Stock" shall be amended to read as follows:

     "Any pledge of the SWWC WUC stock shall specifically state that it can be released within the first twelve (12) months for the Three Million Six Hundred Thousand Dollar ($3,600,000.00) call amount and in the thirteenth
     (13th) through the twenty-fourth (24th) month for the Three Million Seven Hundred Twenty Thousand Dollar ($3,720,000.00) call amount and within the months December 1998 through September 1999 for a call amount of Three Million Nine Hundred Thirty Thousand Dollar ($3,930,000.00) "

2. The provisions of Paragraph 2 of the RTNT Call Agreement which is entitled "Call by RTNT," specifically, the first two sentences of Paragraph 2 of the RTNT Call Agreement shall be amended to read as follows:

     "RTNT shall have, for a period ending on September 30, 1999, the right to require SWWC to sell all of the SWWC WUC stock to RTNT. The purchase price for a sale that is initiated (under the closing procedure set out below) within the first three hundred sixty-five (365) days after the date hereof shall be Three Million Six Hundred Thousand Dollars ($3,600,000.00) and the purchase price for a sale that is initiated (under the closing procedures set out below) within the period beginning on the three hundred sixty-sixth (366th) day and ending on the seven hundred thirtieth (730th) day after the date hereof shall be Three Million Seven Hundred Twenty Thousand Dollars ($3,720,000.00) and for an option price after the seven hundred thirtieth (730th) day and continuing until September 30, 1999, the price shall be as follows: Three Million Nine Hundred Thirty Thousand Dollars ($3,930,000.00)."

3. The first two sentences of Paragraph 5 of the RTNT Call Agreement which is entitled "Offer to SWWC" shall be amended to read a follows:

     "In the period following the expiration of the RTNT Call Purchase Provision on September 30, 1999, RTNT shall have a Right of First Refusal as set forth below. SWVWC shall, after the expiration of such period terminating on September 30, 1999,

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     not sell, transfer, assign, or otherwise dispose of the SWWC WUC Stock or any portion thereof to any person and/or entity except as provided herein."

4. The RTNT Call Agreement, the SWWC Call Agreement, the First Amendment, the RTNT Second Amendment, the SWWC First Amendment, the SWWC Second Amendment, the Third Amendment of RTNT Right of First Refusal Agreement and RTNT Call Purchase Agreement, the Third Amendment of SWWC Right of First Refusal Agreement and SWWC Call Purchase Agreement, and the Equity Agreement and the documents referred to therein, (a) constitute the entire agreement among the parties and supercede all prior agreements and understanding, both written and oral, among the parties with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which shall constitute one and the same instrument, (c) except as expressly set forth herein, shall inure to the benefit of, and be binding upon, the successors, assigns. legal representatives, administrators, and heirs of each party and are not intended to confer upon any person other than the parties and their successors assigns, legal representatives, administrators, and heirs any rights or remedies hereunder, and (d) shall be governed in all respects, including validity, interpretation, and effect by the laws of the state of Texas. The captions in this Third Amendment to RTNT Right of First Refusal Agreement and RTNT Call Purchase Agreement are for convenience of reference only and shall not affect its interpretation in any respect.

5. Any notice consent or communication required or permitted to be given under this First Amendment to RTNT Right of First Refusal Agreement and RTNT Call Purchase Agreement must be in writing and delivered to a person or by confirmed facsimile or by registered mail, return receipt requested, postage prepaid addressee restricted as follows:

          To: RTNT, Inc.,
          P.O. Box 161173
          Austin Texas 78716
          (tel.) 512-327-0869
          (fax) 512-327-0869

          To: Southwest Water Company
          225 North Barranca Avenue Suite 200
          West Covina California 91791-1605
          (tel.) 626-915 1551
          (fax) 626-915-1558


     ANY SUCH NOTICE CONSENT OR OTHER COMMUNICATION SHALL BE DEEMED GIVEN WHEN DELIVERED IN PERSON OR SENT BY CONFIRMED FACSIMILE OR IF MAILED, FIVE (5) DAYS AFTER MAILING.

6. Any provision of this Third Amendment to RTNT Right of First Refusal Agreement and RTNT Call Purchase Agreement which is prohibited or unenforceable in any jurisdiction as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Third Amendment to RTNT Right of First Refusal Agreement and RTNT Call Purchase Agreement and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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

7. This Third Amendment to RTNT Right of First Refusal Agreement and RTNT Call Purchase Agreement shall be subject to the RTNT and SWWC Arbitration Agreement dated to be effective the 23rd of May 1996.

8. This Third Amendment to RTNT Right of First Refusal Agreement and RTNT Call Purchase Agreement shall be binding upon and inure to the benefit of SWWC and RTNT and their respective successors, representatives and assigns.

9. For purposes hereof, a facsimile copy of this Third Amendment of RTNT Right of First Refusal and RTNT Call Purchase Agreement including the signature pages hereto shall be deemed to be an original. Notwithstanding the forgoing, the parties shall deliver original execution copies of this First Amendment of RTNT Right of First Refusal and RTNT Call Purchase Agreement to one another immediately after execution.

Executed as of the 30th day of March 1999, to be effective the 31st day of March 1999.


                              RTNT, INC., a Texas Corporation


                              By: /s/ Thom W. Farrell
                                 --------------------
                                  THOM W. FARRELL, PRESIDENT


                              SOUTHWEST WATER COMPANY


                              By: /s/ Anton C. Garnier
                                 ---------------------
                                  ANTON C. GARNIER, PRESIDENT



ATTEST:

/s/ Peter J. Moerbeek
---------------------
PETER MOERBEEK, VICE PRESIDENT
AND SECRETARY

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